LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

FUND MANAGEMENT

Portfolio Management

The following information replaces any contrary information contained in the Prospectus.

Retirement U.S. Equity Value Portfolio—J. Richard Tutino, Andrew D. Lacey,*# Nicholas Sordoni and Ronald Temple

Retirement U.S. Strategic Equity Portfolio—Christopher H. Blake and Robert A. Failla (each since May 2007), Andrew D. Lacey*# (since May 2003)** and Ronald Temple (since February 2009)

* As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

** Prior to May 1, 2007, Mr. Lacey managed the Portfolio (formerly known as "Lazard Retirement Equity

Portfolio") in a strategy that invested primarily in equity securities of relatively large U.S. companies with market capitalizations in the range of companies in the S&P 500 Index.

# In addition to his oversight responsibility, Mr. Lacey is a member of the portfolio management team.

Biographical Information of Principal Portfolio Managers

The following information supplements the biographical information contained in the Prospectus.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the U.S. Equity Value and U.S. Strategic Equity teams. In addition, Mr. Temple is a Co-Director of Research and a Research Analyst on the Global Research Platform, primarily covering the Financials sector. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

February 5, 2009

LAZARD RETIREMENT SERIES, INC.

Supplement to Statement of Additional Information dated May 1, 2008

The following information supplements the information under "Management – Portfolio Managers - Other Accounts Managed by Portfolio Managers."

Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts**
Ronald Temple	3 ($4,607,052,873.12)	14 ($327,335,987.33)	73 ($980,559,288.18)

Mr. Temple manages one registered investment company (but no other pooled investment vehicles or other accounts) with assets under management of approximately $4.5 billion whose advisory fee is based on the performance of the account.

*Total assets in accounts as of January 31, 2009.

**Information for wrap program assets included in this category is calculated as of December 31, 2008.

Ownership of Securities

As of January 31, 2009, Mr. Temple did not own any shares of the Portfolios.

February 5, 2009